May 30, 2018

TOUCHSTONE STRATEGIC TRUST

Touchstone Small Cap Value Opportunities Fund

Supplement to the Prospectus, Summary Prospectus, and Statement of Additional Information dated October 30, 2017, as supplemented

IMPORTANT NOTICE REGARDING CHANGES TO THE
TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND

Proposed Reorganization

At a meeting of the Board of Trustees (the "Board") of Touchstone Strategic Trust (the "Trust") held on May 17, 2018, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, subject to shareholder approval, the reorganization of the Touchstone Small Cap Value Opportunities Fund (the "Small Cap Value Opportunities Fund"), a series of the Trust, into the Touchstone Small Cap Value Fund (the "Acquiring Fund"), a series of Touchstone Funds Group Trust (the "Reorganization") (each, a "Fund" and together, the "Funds"). A special meeting of shareholders of the Small Cap Value Opportunities Fund is expected to be held on or about August 22, 2018 (the "Special Meeting"), at which shareholders of the Small Cap Value Opportunities Fund will be asked to vote on the proposal to approve the Reorganization.

A proxy statement/prospectus containing more information regarding the Reorganization will be mailed to Small Cap Value Opportunities Fund shareholders on or about July 16, 2018.  If the Reorganization is approved at the Special Meeting and subject to additional conditions required by the agreement and plan of reorganization, the Reorganization is expected to be completed on or about September 21, 2018, or as soon as practicable thereafter. Shareholders of the Small Cap Value Opportunities Fund will not pay any sales load, commission, or other similar fee in connection with the Acquiring Fund shares received in the Reorganization. Expenses associated with the Reorganization will be borne by Touchstone.

Change in Sub-Advisor

At the same Board meeting, the Board approved the appointment of LMCG Investments, LLC ("LMCG") as sub-advisor to the Small Cap Value Opportunities Fund effective on July 30, 2018. LMCG, which also serves as sub-advisor to the Acquiring Fund, will manage the Small Cap Value Opportunities Fund in accordance with its Small Cap Value strategy.  R. Todd Vingers will serve as the Small Cap Value Opportunities Fund's portfolio manager and will continue to serve as the Acquiring Fund's portfolio manager following the completion of the Reorganization. The Small Cap Value Opportunities Fund's current sub-advisor, Thompson, Siegel & Walmsley LLC ("TS&W"), will continue to serve as sub-advisor through July 29, 2018. The change in sub-advisor is separate from the Reorganization and does not require shareholder approval.

Effective July 30, 2018, all references to TS&W as sub-advisor of the Small Cap Value Opportunities Fund in the summary prospectus, prospectus, and Statement of Additional Information ("SAI") are deleted and replaced with LMCG.  LMCG serves as the sub-advisor to the Acquiring Fund and the Touchstone Mid Cap Value Fund, each a series of Touchstone

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Funds Group Trust. As the sub-advisor, LMCG makes investment decisions for the Funds and also ensures compliance with the Funds' investment policies and guidelines. As of March 31, 2018, LMCG managed approximately $8 billion in assets. LMCG is a board-managed limited liability company owned by its employees, Lee P. Munder, and Royal Bank of Canada.

Reduction in Advisory Fee

At the same Board meeting, the Board approved an amendment to the advisory agreement between Touchstone and Touchstone Funds Group Trust, on behalf of the Acquiring Fund, in order to lower the Acquiring Fund's advisory fee rate to 0.85% of average daily net assets, effective September 21, 2018.

More About the Funds

The investment goal of each Fund is to seek long-term capital growth. Each Fund invests, under normal market conditions, at least 80% of its assets in common stocks of small capitalization companies. This is a non-fundamental investment policy that each Fund can change upon 60-days' prior notice to its shareholders. For purposes of each Fund, small capitalization companies are those companies with market capitalizations at the time of investment similar to the market capitalizations of companies in the Russell 2000® Value Index (between approximately $7 million and $8.5 billion as of March 31, 2018). The size of the companies in the Russell 2000® Value Index will change with market conditions. Each Fund is classified as a diversified fund.

For more information about the Acquiring Fund (the Touchstone Small Cap Value Fund), including its performance history, investment strategies, and risks, see its prospectus and SAI dated January 30, 2018, as supplemented.  You can obtain a copy of the prospectus or SAI by calling 1.800.543.0407, by writing the Trust at P.O. Box 9878, Providence, RI 02940-8078, or by visiting the website at TouchstoneInvestments.com.

This Supplement is not a solicitation of any proxy.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF–54BB-TST-TSOAX-S3-1806

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